UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 20, 2017

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 14, 2016 Winnebago Industries, Inc. filed a Current Report on Form 8-K (including amendment No. 1 collectively the “Form 8-K”) to report the consummation of the previously announced acquisition of Grand Design RV, LLC (“Grand Design”) an Indiana limited liability company, pursuant to the terms of the Securities Purchase Agreement (the “Purchase Agreement”) by and among Winnebago, Grand Design, Octavius Corporation (Winnebago's wholly-owned subsidiary), Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., SP GE VIII-B GD RV Holdings, L.P., RDB III, Inc., and each of the shareholders of RDB III, Inc., Donald Clark, Ronald Fenech and William Fenech. This Amendment No. 2 to the Form 8-K amends and supplements Item 9.01 to include the financial information described in Item 9.01 below. Except as stated in this Explanatory Note, no other information contained in the Form 8-K is changed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The required financial statements of Grand Design required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.1 and 99.2 to this Amendment No. 2 to Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01 (b) of Form 8-K is attached hereto as Exhibit 99.3 to this Amendment No. 2 to Form 8-K and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Crowe Horwath LLP.
99.1
Unaudited balance sheet of Grand Design RV, LLC as of September 30, 2016 and the related statements of income and members' equity (deficit), and cash flows for the nine months ended September 30, 2016 and 2015, and the related notes thereto.

99.2
Audited balance sheets of Grand Design RV, LLC as of December 31, 2015, 2014 and 2013 and the related statements of income and members' equity (deficit), and cash flows for the years then ended, and the related notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	January 20, 2017	By:	/s/ Scott C. Folkers
		Name:	Scott C. Folkers
		Title:	Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
23.1	Consent of Crowe Horwath LLP.
99.1
Unaudited balance sheet of Grand Design RV, LLC as of September 30, 2016 and the related statements of income and members' equity (deficit), and cash flows for the nine months ended September 30, 2016 and 2015, and the related notes thereto.

99.2
Audited balance sheets of Grand Design RV, LLC as of December 31, 2015, 2014 and 2013 and the related statements of income and members' equity (deficit), and cash flows for the years then ended, and the related notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.